UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership
[Missing Graphic Reference]
(Exact name of registrant as specified in its charter)

California	000-17248	68-0023931

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 10.1 Operating Agreement of 1850 De La Cruz LLC, a California Limited Liability Company
Exhibit 10.2 Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.3 Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.4 First Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.5 Second Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.6 Third Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.7 Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.8 Fifth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.9 Sixth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.10 Seventh Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.11 Eighth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.12 Ninth Amendment to Purchase and Sale Agreement and Escrow Instructions

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 16, 2008, Owens Mortgage Investment Fund (the “Registrant”) entered into an Operating Agreement of 1850 De La Cruz LLC, a California limited liability company (the “Agreement”) with Nanook Ventures LLC (“Nanook”) to describe the terms of a joint venture among the parties. The purpose of the joint venture between the Registrant and Nanook is to acquire, own and operate certain property located at 1850 De La Cruz Boulevard and 536-558 Reed Street in Santa Clara, California (the “Property”) that is owned by the Registrant.  The Property was subject to a routine Purchase and Sale Agreement dated July 24, 2007 (the “Sale Agreement”), as amended, between the Registrant, as seller, and Nanook, as buyer.  During the course of due diligence under the Sale Agreement, it was discovered that the Property is contaminated and that remediation and monitoring may be required.  The parties agreed to enter an Operating Agreement to restructure the arrangement as a joint venture.

The joint venture has been structured as a California limited liability company with Nanook and the Registrant as Members. The manager of the LLC will be NV Manager, LLC.  Pursuant to the Agreement, at the Closing the Registrant contributed the Property to the LLC at an agreed upon fair market value of $6,350,000. $3,175,000 was distributed by the LLC to the Registrant such that the Registrant has an initial capital account balance of $3,175,000.  At the Closing, Nanook contributed $3,175,000 to the LLC and has an initial capital account balance of the same amount.  The Agreement incorporates the terms of the Sale Agreement by reference, subject to certain modifications to reflect the agreement to form and operate the joint venture.  At the Closing, the two properties were separately contributed to two new LLC’s, Nanook Ventures One LLC and Nanook Ventures Two LLC, that are wholly owned by 1850 De La Cruz LLC.

Nanook has entered into a lease agreement with Avis Rent A Car System, LLC, for a portion of the property. Per the Agreement, the lease agreement has been assigned to the LLC at Closing.

The Registrant and Nanook acknowledge that the Property is contaminated and that remediation and monitoring may be required.  Per the Agreement, the Registrant is solely responsible to fund any costs to contain, remove, remediate and monitor environmental contamination with respect to the Property and at the Registrant’s sole cost, to manage the process, hire the contractors and coordinate with the various governmental agencies until such time as such agencies issue final written determinations that no further action is required and the Property is fully compliant with all applicable environmental laws.

Operating cash flows in the LLC will be distributed first to provide for mutually agreed upon reasonable reserves for future costs such as operating expenses, real estate taxes, debt service and capital expenditures and then to the Members in the ratio of their percentage interests (initially 50% each).

The term of the LLC will be 50 years.  At any time after the environmental remediation has been completed, the Members will be able to activate a “Buy/Sell Right” as defined in the Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1 Operating Agreement of 1850 De La Cruz LLC, a California Limited Liability Company
Exhibit 10.2 Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.3 Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.4 First Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.5 Second Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.6 Third Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.7 Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.8 Fifth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.9 Sixth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.10 Seventh Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.11 Eighth Amendment to Purchase and Sale Agreement and Escrow Instructions
Exhibit 10.12 Ninth Amendment to Purchase and Sale Agreement and Escrow Instructions

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

By:  Owens Financial Group, Inc., General Partner

Dated: July 18, 2008                                                                     By: /s/ William C. Owens
William C. Owens, President